Exhibit 99.1

Confluent Announces Second Quarter 2021 Financial Results

•
Total revenue of $88 million, up 64% year over year
•
Confluent Cloud revenue of $20 million, up 200% year over year
•
Remaining performance obligations of $327 million, up 72% year over year
•
617 customers with $100,000 or greater in ARR, up 51% year over year

MOUNTAIN VIEW, Calif. -- August 05, 2021 -- Confluent, Inc. (NASDAQ: CFLT), the platform for data in motion, today announced financial results for its second quarter 2021, ended June 30, 2021.

“Data within modern businesses is in constant motion, flowing across systems, environments, and applications each time a customer clicks, types or swipes,” said Jay Kreps, co-founder and CEO, Confluent. “Our strong second quarter shows our vision of helping every organization set their data in motion is resonating, reflected by the 104% year-over-year growth in total customers. Confluent is the central nervous system that connects all the applications, systems, and data layers for companies succeeding in today’s digital-first world.”

“The execution of our land and expand strategy drove accelerated top-line growth, including 72% year-over-year growth in remaining performance obligations and 64% year-over-year growth in total revenue,” said Steffan Tomlinson, CFO, Confluent. “Organizations are increasingly turning to Confluent Cloud to harness the power of data in motion. During the quarter, Confluent Cloud revenue growth accelerated to 200% year over year and revenue mix increased to 22% of total revenue.”

Second Quarter 2021 Financial Highlights

(In millions, except per share data)

	Q2 2021	Q2 2020	Y/Y Change
Total Revenue	$88.3	$53.9	64%
Remaining Performance Obligations	$327.2	$190.6	72%
GAAP Operating Loss	$(86.0)	$(27.5)	$(58.5)
Non-GAAP Operating Loss	$(36.8)	$(20.4)	$(16.4)
GAAP Net Loss Per Share	$(0.74)	$(0.25)	$(0.49)
Non-GAAP Net Loss Per Share	$(0.31)	$(0.19)	$(0.12)
Net Cash Used in Operating Activities	$(43.2)	$(21.5)	$(21.7)
Free Cash Flow	$(45.4)	$(22.7)	$(22.7)

A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the financial statement tables included in this press release. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section titled “Non-GAAP Financial Measures.”

Financial Outlook

For the third quarter and fiscal year 2021, Confluent expects:

	Q3 2021 Outlook	Fiscal 2021 Outlook
Total Revenue	$89-$91 million	$347-$351 million
Non-GAAP Operating Loss	$(62)-$(60) million	$(199)-$(195) million
Non-GAAP Net Loss Per Share	$(0.24)-$(0.23)	$(1.07)-$(1.05)

A reconciliation of forward-looking non-GAAP operating loss and non-GAAP net loss per share to the most directly comparable GAAP measures is not available without unreasonable effort, as certain items cannot be reasonably predicted because of their high variability, complexity and low visibility. In particular, the measures and effects of our stock-based compensation expense specific to our equity compensation awards and employer payroll tax-related items on employee stock transactions are directly impacted by the timing of employee stock transactions and unpredictable fluctuations in our stock price, which we expect to have a significant impact on our future GAAP financial results.

Conference Call Information

Confluent will host a video webcast to discuss the company’s second quarter 2021 results as well as the financial outlook for its third quarter and fiscal year 2021 today at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time. Open to the public, investors may access the webcast, earnings press release, supplemental financial information, and investor presentation on Confluent’s investor relations website at investors.confluent.io before the commencement of the webcast. A replay of the webcast will also be accessible from Confluent’s investor relations website a few hours after the conclusion of the live event.

Partial Early Lock-Up Release

As previously announced, beginning at the opening of trading on Monday, August 09, 2021, Confluent’s employees (including officers), third-party contractors and consultants, directors, investors and founders are permitted, pursuant to the terms of lock-up agreements they have entered into with Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the underwriters for Confluent’s recent initial public offering, to sell up to 25% of their vested shares (including shares issuable upon exercise of vested options and settlement of RSUs), in addition to any shares that were eligible for sale pursuant to the initial lock-up agreement release on the date of Confluent’s initial public offering that have not yet been sold.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain forward-looking statements including, among other things, statements regarding our GAAP and non-GAAP outlook for the third fiscal quarter and full fiscal 2021, increased adoption of our platform and growth in our remaining performance obligations and net retention rate, growth in Confluent Cloud revenue, our ability and position to capitalize on the shift to cloud and our market opportunity. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the impact of the ongoing COVID-19 pandemic on our business, as well as our customers, prospects, partners, and service providers, (ii) our ability to sustain and manage our rapid growth, (iii) our limited operating history, (iv) our ability to attract new customers and retain and sell additional features and services to our existing customers, (v) our ability to increase consumption of our offering, including by existing customers and through the acquisition of new customers, and successfully add new features and functionality to our offering, (vi) our ability to achieve or sustain profitability, (vii) the estimated addressable market opportunity for our offering, (viii) our ability to compete effectively in an increasingly competitive market, including achieving market acceptance over competitors and open source alternatives, (ix) breaches in our security measures or unauthorized access to our platform, our data, or our customers’ or other users’ personal data, (x) our reliance on third-party cloud-based infrastructure to host Confluent Cloud, and (xi) general market, political, economic, and business conditions. These risks are not exhaustive. Further information on these and other risks that could affect Confluent’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our prospectus filed with the SEC pursuant to Rule 424(b)(4), dated June 23, 2021, and our future reports that we may file from time to time with the SEC. Additional information will be made available in our Form 10-Q for the quarter ended June 30, 2021 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein. Confluent assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: non-GAAP operating loss, non-GAAP net loss per share and free cash flow. We use these non-GAAP financial measures and other key metrics internally to facilitate analysis of our financial and business trends and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in our industry, may report non-GAAP operating loss, non-GAAP net loss per share, free cash flow or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Further, free cash flow is not a substitute for cash used in operating activities.

The utility of free cash flow is limited as such measure does not reflect our future contractual commitments and does not represent the total increase or decrease in our cash balance for any given period. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, as presented below. We define non-GAAP operating loss and non-GAAP net loss per share as the respective GAAP balances, adjusted for, as applicable, stock-based compensation expense; employer taxes on employee stock transactions; common stock charitable donation expense; and income tax effects associated with these adjustments. We define free cash flow as net cash used in operating activities less capitalized internal-use software costs and capital expenditures. We believe that free cash flow is a useful indicator of liquidity that provides information to management and investors about the performance of core operations and future ability to generate cash that can be used for strategic opportunities or investing in our business.

Other Business Metrics

Remaining performance obligations (“RPO”) represent the amount of contracted future revenue that has not yet been recognized as of the end of each period, including both deferred revenue that has been invoiced and non-cancelable committed amounts that will be invoiced and recognized as revenue in future periods. RPO excludes pay-as-you-go arrangements. RPO may also fluctuate due to a number of factors, including the timing of renewals, average contract terms, seasonality, and dollar amount of customer contracts. RPO as a metric is not necessarily indicative of future revenue growth because it does not account for the timing of customers’ consumption or their consumption of more than their contracted capacity.

Customers with $100,000 or greater in annual recurring revenue (“ARR”) represent the number of customers that contributed $100,000 or more in ARR as of period end. ARR is the subscription revenue contractually expected to be received from customers over the following 12 months assuming no increases or reductions in subscriptions. ARR excludes services and pay-as-you-go arrangements. For purposes of determining our customer count, we treat all affiliated entities with the same parent organization as a single customer and include pay-as-you-go customers. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

About Confluent

Confluent is pioneering a fundamentally new category of data infrastructure focused on data in motion. Confluent’s cloud-native offering is the foundational platform for data in motion – designed to be the intelligent connective tissue enabling real-time data, from multiple sources, to constantly stream across the organization. With Confluent, organizations can meet the new business imperative of delivering rich, digital front-end customer experiences and transitioning to sophisticated, real-time, software-driven backend operations.

Investor Contact

Shane Xie

investors@confluent.io

Media Contact

Taylor Jones

pr@confluent.io

Confluent, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$860,347	$36,789
Marketable securities	183,526	251,756
Accounts receivable, net of allowance	117,176	105,971
Deferred contract acquisition costs	20,516	14,403
Prepaid expenses and other current assets	32,040	18,775
Total current assets	1,213,605	427,694
Property and equipment, net	9,060	6,718
Operating lease right-of-use assets	43,482	48,273
Deferred contract acquisition costs, non-current	41,848	33,196
Other assets, non-current	9,983	10,238
Total assets	$1,317,978	$526,119
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK, AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$1,834	$1,646
Accrued expenses and other liabilities	49,970	33,711
Operating lease liabilities	10,288	10,492
Deferred revenue	172,671	142,901
Liability for early exercise of unvested stock options	14,217	5,049
Total current liabilities	248,980	193,799
Operating lease liabilities, non-current	35,912	40,440
Deferred revenue, non-current	17,873	16,292
Other liabilities, non-current	11,668	7,203
Total liabilities	314,433	257,734
Redeemable convertible preferred stock	-	574,634
Stockholders’ equity (deficit):
Preferred stock	-	-
Common stock	-	1
Convertible founder stock	-	-
Class A common stock	-	-
Class B common stock	2	-
Additional paid-in capital	1,542,338	99,575
Accumulated other comprehensive (loss) income	(46)	228
Accumulated deficit	(538,749)	(406,053)
Total stockholders’ equity (deficit)	1,003,545	(306,249)
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)	$1,317,978	$526,119

Confluent, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue:
Subscription	$78,516	$46,973	$146,508	$90,916
Services	9,822	6,879	18,858	13,840
Total revenue	88,338	53,852	165,366	104,756
Cost of revenue:
Subscription(1)(2)	20,292	11,734	36,049	22,748
Services(1)(2)	9,717	5,956	17,798	12,755
Total cost of revenue	30,009	17,690	53,847	35,503
Gross profit	58,329	36,162	111,519	69,253
Operating expenses:
Research and development(1)(2)	33,225	18,875	57,538	38,617
Sales and marketing(1)(2)	73,206	36,447	131,715	74,764
General and administrative(1)(2)	37,943	8,334	53,455	16,749
Total operating expenses	144,374	63,656	242,708	130,130
Operating loss	(86,045)	(27,494)	(131,189)	(60,877)
Interest income	688	1,303	1,532	1,746
Other expense, net	(643)	(211)	(979)	(518)
Loss before income taxes	(86,000)	(26,402)	(130,636)	(59,649)
Provision for (benefit from) income taxes	2,170	(106)	2,060	282
Net loss	$(88,170)	$(26,296)	$(132,696)	$(59,931)
Net loss per share attributable to common stockholders, basic and diluted	$(0.74)	$(0.25)	$(1.17)	$(0.56)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	118,648,655	105,532,865	113,717,546	106,964,953

(1) Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Cost of revenue - subscription	$2,172	$524	$3,147	$986
Cost of revenue - services	1,055	312	1,599	662
Research and development	8,932	2,250	12,443	4,296
Sales and marketing	11,155	2,735	16,131	5,108
General and administrative	11,202	1,251	14,549	2,471
Total stock-based compensation expense	$34,516	$7,072	$47,869	$13,523

(2) Includes employer taxes on employee stock transactions as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Cost of revenue - subscription	$38	$-	$38	$1
Cost of revenue - services	288	-	288	-
Research and development	277	-	398	9
Sales and marketing	610	-	713	22
General and administrative	222	5	261	49
Total employer taxes on employee stock transactions	$1,435	$5	$1,698	$81

Confluent, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(88,170)	$(26,296)	$(132,696)	$(59,931)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	756	434	1,543	699
Net amortization of premiums or discounts on marketable securities	459	365	964	342
Amortization of deferred contract acquisition costs	6,048	3,254	11,583	6,128
Non-cash operating lease costs	2,748	2,996	5,604	6,102
Common stock charitable donation expense	13,290	-	13,290	-
Stock-based compensation, net of amounts capitalized	34,516	7,072	47,869	13,523
Deferred income taxes	2,297	(134)	1,730	(132)
Other	209	67	648	269
Changes in operating assets and liabilities:
Accounts receivable	(17,587)	(16,259)	(11,853)	(25,337)
Deferred contract acquisition costs	(15,482)	(8,419)	(26,348)	(13,927)
Prepaid expenses and other assets	(12,368)	(917)	(14,723)	(148)
Accounts payable	(468)	63	371	(1,635)
Accrued expenses and other liabilities	11,460	5,541	12,893	2,284
Operating lease liabilities	(2,661)	(2,823)	(5,382)	(5,767)
Deferred revenue	21,787	13,600	31,352	25,043
Net cash used in operating activities	(43,166)	(21,456)	(63,155)	(52,487)
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalization of internal-use software costs	(1,215)	(1,105)	(1,811)	(2,097)
Purchases of marketable securities	(14,283)	(191,977)	(55,971)	(230,690)
Sales of marketable securities	-	-	-	4,988
Maturities of marketable securities	66,211	16,743	122,974	36,760
Purchases of property and equipment	(1,030)	(138)	(1,673)	(484)
Other	-	-	9	-
Net cash provided by (used in) investing activities	49,683	(176,477)	63,528	(191,523)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from initial public offering, net of underwriting discounts and commissions	786,600	-	786,600	-
Proceeds from issuance of common stock upon exercise of vested options	12,490	931	18,705	2,587
Proceeds from issuance of common stock upon early exercise of unvested options, net of repurchases	11,145	469	18,543	838
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	-	24,865	-	249,865
Payments of deferred offering costs	(767)	-	(920)	-
Net cash provided by financing activities	809,468	26,265	822,928	253,290
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(2)	14	(10)	(33)
Net increase (decrease) in cash, cash equivalents, and restricted cash	815,983	(171,654)	823,291	9,247
Cash, cash equivalents, and restricted cash at beginning of period	45,114	200,872	37,806	19,971
Cash, cash equivalents, and restricted cash at end of period	$861,097	$29,218	$861,097	$29,218
Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown above:
Cash and cash equivalents	$860,347	$28,201	$860,347	$28,201
Restricted cash included in other assets, non-current	750	1,017	750	1,017
Total cash, cash equivalents, and restricted cash	$861,097	$29,218	$861,097	$29,218

Confluent, Inc.

Reconciliation of GAAP Measures to Non-GAAP Measures

(in thousands, except percentages, share and per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Reconciliation of GAAP total gross profit to non-GAAP total gross profit:
Total gross profit on a GAAP basis	$58,329	$36,162	$111,519	$69,253
Total gross margin on a GAAP basis	66.0%	67.2%	67.4%	66.1%
Add: Stock-based compensation expense	3,227	836	4,746	1,648
Add: Employer taxes on employee stock transactions	326	-	326	1
Non-GAAP total gross profit	$61,882	$36,998	$116,591	$70,902
Non-GAAP total gross margin	70.1%	68.7%	70.5%	67.7%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
Research and development operating expense on a GAAP basis	$33,225	$18,875	$57,538	$38,617
Less: Stock-based compensation expense	8,932	2,250	12,443	4,296
Less: Employer taxes on employee stock transactions	277	-	398	9
Non-GAAP research and development operating expense	$24,016	$16,625	$44,697	$34,312
Non-GAAP research and development operating expense as a percentage of total revenue	27.2%	30.9%	27.0%	32.8%

Sales and marketing operating expense on a GAAP basis	$73,206	$36,447	$131,715	$74,764
Less: Stock-based compensation expense	11,155	2,735	16,131	5,108
Less: Employer taxes on employee stock transactions	610	-	713	22
Non-GAAP sales and marketing operating expense	$61,441	$33,712	$114,871	$69,634
Non-GAAP sales and marketing operating expense as a percentage of total revenue	69.6%	62.6%	69.5%	66.5%

General and administrative operating expense on a GAAP basis	$37,943	$8,334	$53,455	$16,749
Less: Stock-based compensation expense	11,202	1,251	14,549	2,471
Less: Employer taxes on employee stock transactions	222	5	261	49
Less: Common stock charitable donation expense	13,290	-	13,290	-
Non-GAAP general and administrative operating expense	$13,229	$7,078	$25,355	$14,229
Non-GAAP general and administrative operating expense as a percentage of total revenue	15.0%	13.1%	15.3%	13.6%

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Reconciliation of GAAP operating loss to non-GAAP operating loss:
Operating loss on a GAAP basis	$(86,045)	$(27,494)	$(131,189)	$(60,877)
Add: Stock-based compensation expense	34,516	7,072	47,869	13,523
Add: Employer taxes on employee stock transactions	1,435	5	1,698	81
Add: Common stock charitable donation expense	13,290	-	13,290	-
Non-GAAP operating loss	$(36,804)	$(20,417)	$(68,332)	$(47,273)
Non-GAAP operating margin	(41.7%)	(37.9%)	(41.3%)	(45.1%)

Reconciliation of GAAP net loss to non-GAAP net loss:
Net loss on a GAAP basis	$(88,170)	$(26,296)	$(132,696)	$(59,931)
Add: Stock-based compensation expense	34,516	7,072	47,869	13,523
Add: Employer taxes on employee stock transactions	1,435	5	1,698	81
Add: Common stock charitable donation expense	13,290	-	13,290	-
Add: Income tax effects and adjustments	1,716	(438)	1,045	(427)
Non-GAAP net loss	$(37,213)	$(19,657)	$(68,794)	$(46,754)
Non-GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.31)	$(0.19)	$(0.60)	$(0.44)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	118,648,655	105,532,865	113,717,546	106,964,953

The following table presents a reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP measure, for each of the periods indicated (unaudited, in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net cash used in operating activities	$(43,166)	$(21,456)	$(63,155)	$(52,487)
Capitalized internal-use software costs	(1,215)	(1,105)	(1,811)	(2,097)
Capital expenditures	(1,030)	(138)	(1,673)	(484)
Free cash flow	$(45,411)	$(22,699)	$(66,639)	$(55,068)
Free cash flow margin	(51.4%)	(42.2%)	(40.3%)	(52.6%)
Net cash provided by (used in) investing activities	$49,683	$(176,477)	$63,528	$(191,523)
Net cash provided by financing activities	$809,468	$26,265	$822,928	$253,290